Short term loan	6 Months Ended
Jun. 30, 2023
Short term loan
Short term loan
6.	Short term loan

On April 17, 2023, the company signed a short-term loan agreement with the company’s director, James G, Robinson. The principal amount of the loan is $1,000,000. The loan amount shall be delivered in two or more payment. The loan bear interest, compound annually, at 10%. The principal amount of the loan and any accrued but unpaid interest shall be due and payable in full due on or before April 16, 2024.

The company received the first loan payment of $500,000 on April 25, 2023, and received $250,000 on June 5, 2023. As a result, the company has a outstanding short term loan balance of $750,000 as of June 30,2023.  A total of $10,989 interest expense has been accrued for the loan by the end of June 30,2023